EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF KENILWORTH SYSTEMS CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Kenilworth Systems Corporation for the quarter ended June 30, 2023, the undersigned, Dan W. Snyder, President of Kenilworth Systems Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 fairly presents, in all material respects, the financial condition and results of operations of Kenilworth Systems Corporation.

Dated: August 11, 2023	KENILWORTH SYSTEMS CORPORATION

	By:	/s/ Dan W. Snyder
Name: DAN W. SNYDER
(Principal Executive Officer and
Principal Financial/Accounting Officer)